SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

September 13, 2002
Date of Report
(Date of earliest event reported)

G REIT, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-76498	52-2362509
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 650
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

We filed a Form 8-K dated September 13, 2002 with regard to the acquisition of the 5508 Highway 290 West Office Complex (the “Property”) without the required financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On September 13, 2002, G REIT, Inc. (the “Company”) through its wholly-owned subsidiary, GREIT—5508 Highway 290 West, LP, a Texas limited partnership, purchased the 5508 Highway 290 West Complex in Austin, Texas (the “Property”) from MFPB 290 West, Ltd., an unaffiliated third-party for a net purchase price of approximately $10,225,000 (as amended). The Company funded the purchase price from cash on hand and a $6,700,000 loan from Greenwich Capital Financial Products, Inc., a real estate lender. The Company is required to make interest-only payments until the due date of September 1, 2003, at which time the loan will have to be paid in full or refinanced. The purchase price included a sales commission payable to Triple Net Properties Realty, Inc., an affiliate of Triple Net Properties, LLC, the Company’s advisor (the “Advisor”), of $300,000, approximately 3% of the purchase price.

The Property is located in southwest Austin, Texas on U.S. Highway 290 west of the intersection of Loop 1. There is new development activity in the immediate neighborhood, including hotel, office and retail centers on the nearby Southwest Parkway. Prestigious residential areas, including Barton Hills, Westlake Hills, Lost Creek and Barton Creek are within three miles of the Property. Austin’s Bergstrom International Airport is accessible via Highway 290.

Built in 2001, the Property consists of two three-story office buildings—a main building and a back building of approximately 61,800 and 13,000 square feet, respectively, for a total of approximately 74,800 square feet on 6.5 acres. The Property has approximately 332 parking spaces and is approximately 99% leased primarily to national, regional and local tenants, including the Office of the Attorney General of the State of Texas, SAM, Inc. (formerly Survey and Mapping, Inc.), Brooks Automation, Air Products and Chemicals, Inc. and SunGard Energy System, Inc. No leases expire during the next twelve-months. Government entities and contractors doing business with Federal, state and local government agencies occupy approximately 23% of the Property. Air Products and Chemicals, Inc. occupies approximately 24% of the Property with a lease expiration in 2006.

The Company does not anticipate making any significant repairs or improvements to the Property over the next few years. An environmental assessment completed in connection with the purchase of the Property found no hazardous conditions.

The Company intends to operate the Property subject to net tenant leases in place at the date of acquisition. The current estimated taxable operating results of the Company based on the rents to be paid during the first year of the leases is $164,546. Approximately $257,705 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis in the Property is approximately $8,756,500, (ii) buildings and improvements are depreciated over 39 year lives and (iii) the acquisition of additional real estate properties.

The Advisor retained Triple Net Properties Realty, Inc. to manage the Property for a property management fee equal to 5% of the gross income of the Property in addition to compensation for property-level services, including leasing fees, loan origination and servicing fees and property tax reduction fees.

After reasonable inquiry, we are not aware of any material factors relating to the Property, other than those discussed above, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Index to Financial Statements

5508 Highway 290 West Office Complex:
Report of Independent Public Accountants	3
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2001 And for the Unaudited Six-Month Period Ended June 30, 2002	4
Notes to Historical Statements of Revenues and Certain Expenses	5
G REIT, Inc.:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002	9
Unaudited Pro Forma Condensed Consolidated Statements of Operations For the Year Ended December 31, 2001 And for the Six-Month Period Ended June 30, 2002	10
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	12

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of the 5508 Highway 290 West Office Complex (the “Property”) for the year ended December 31, 2001. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the December 31, 2001 historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
October 31, 2002
Irvine, California

5508 HIGHWAY 290 WEST OFFICE COMPLEX
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES
For the Year Ended December 31, 2001
And for the Six-Month Period Ended June 30, 2002

	Year Ended December 31, 2001	Six Months Ended June 30, 2002 (Unaudited)
REVENUES
Rental income	$755,533	$801,367
DIRECT OPERATING EXPENSES
Rental property expenses	244,187	178,489
Property taxes and assessments	95,163	47,580
Insurance	22,226	13,966
Management fees	35,900	38,202

	397,476	278,237

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$358,057	$523,130

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

5508 HIGHWAY 290 WEST OFFICE COMPLEX
NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES
For the Year Ended December 31, 2001
And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001

NOTE 1—Description of the Transaction

On September 13, 2002, GREIT-5508 Highway 290 West, LP, a wholly owned subsidiary of G REIT, Inc. (the “Company”), acquired the 5508 Highway 290 West Office Complex (the “Property”) from an unaffiliated third party for a net purchase price of approximately $10,225,000 (as amended). The Company funded the purchase price from cash on hand and a $6,700,000 first mortgage loan with an interest rate of LIBOR plus 400 basis points from Greenwich Capital Financial Products, Inc., a real estate lender. The loan requires interest only payments through September 1, 2003 at which time the loan will be paid in full or refinanced. The Property is located in Austin, Texas.

NOTE 2—Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of the Property. The accompanying historical statements of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statement. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization of the Property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to the proposed future operations of the Property.

Revenue Recognition

The Property is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in rental income in the period the related costs are accrued.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results.

For the year ended December 31, 2001, each of the following tenants generated rental income in excess of 10% of the Property’s total rental income:

Tenant Name	Rentable Square Feet	Occupancy Date	Rental Income in 2001
Air Products and Chemicals, Inc.	18,247	October 2001	$104,288
Epic Edge Inc.	11,146	January 2001	279,331
E Comm Networks, LLC	6,244	January 2001	127,839
Brooks Automation	6,594	April 2001	104,977

If any of these tenants were to default on its lease, future revenues of the Property would be severely impacted.

5508 HIGHWAY 290 WEST OFFICE COMPLEX
NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES
For the Year Ended December 31, 2001
And for the Unaudited Six-Month Periods Ended June 30, 2002 and 2001

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

NOTE 3—Management Fees

The Property was managed by A.S.C. Management Inc, an affiliate of MFPB 290 West, Ltd., the seller of the Property. Management fees approximate 5% of rental income. A.S.C. Management Inc.’s role as the property manager was terminated upon the acquisition of the Property by the Company.

NOTE 4—Future Minimum Rental Income

The Property is leased to seven tenants under operating leases with terms ranging from 3 to 5 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2002	$1,094,128
2003	1,160,599
2004	1,197,882
2005	1,237,809
2006	658,682
Thereafter	158,274

$5,507,374

NOTE 5—Subsequent Events (Unaudited)

During 2002, the Property signed leases with four new tenants representing 21,963 rentable square feet or 29% of the total rentable space, thereby increasing the Property’s physical occupancy to 99%.

G REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Year Ended December 31, 2001
And For the Six-Month Period Ended June 30, 2002

The Company was incorporated on December 18, 2001 under the laws of the Commonwealth of Virginia. If the Company meets the qualification requirements, it intends to elect to be treated as a real estate investment trust (“REIT”) for federal income tax purposes for its first full tax year. The Company was incorporated to raise capital and acquire ownership interests in office, industrial, retail and service real estate properties, a number of which will have a government-tenant orientation. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a minimum of 100,000 and a maximum of 20,000,000 shares of its common stock at a price of $10 per share ( the “Offering”) and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at $9.05 per share. The Company’s Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002.

On September 13, 2002, GREIT, 5508 Highway 290 West, LP, a wholly owned subsidiary of the Company, purchased the Property from an unaffiliated third party for a net purchase price of approximately $10,225,000 (as amended). The Company funded the purchase price from cash on hand and a $6,700,000 first mortgage loan with an interest rate of LIBOR plus 400 basis points from Greenwich Capital Financial Products, Inc., a real estate lender. The loan requires interest only payments through September 1, 2003 at which time the loan will be paid in full or refinanced.

As of September 13, 2002, the Company had sold 574,053 shares of its common stock available for distribution to the public on a “best efforts” basis resulting in gross proceeds of approximately $5,728,639. Net proceeds after selling commissions, investor marketing and due diligence costs and offering expenses totaled $5,068,452.

The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the above transactions and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Property, including the notes thereto, incorporated herein by reference or included herein. The Company’s historical consolidated financial statements filed with the Securities and Exchange Commission which are incorporated herein by reference are (a) the audited balance sheet and statement of operations as of December 31, 2001, included in the Company’s Registration Statement on Form S-11/A, dated July 3, 2002, and (b) the unaudited statement of operations for the six months ended June 30, 2002, included in the related Form 10-Q dated on September 5, 2002.

The accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2002 is based on the unaudited balance sheet of the Company included in its June 30, 2002 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on June 30, 2002: (i) the sale of 574,053 shares of the Company’s common stock pursuant to the Offering together with the payment of related selling commissions and related costs and offering expenses; and (ii) the acquisition of the Property subject to a first mortgage loan.

G REIT, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Year Ended December 31, 2001
And For the Six-Month Period Ended June 30, 2002

The accompanying unaudited pro forma condensed consolidated statements of operations for the six month period ended June 30, 2002 and the year ended December 31, 2001 are based on the corresponding unaudited statements of operations of the Company and give effect to the following transactions as if they had occurred as of the beginning of each period presented: (i) the sale of 574,053 shares of the Company’s common stock pursuant to the Offering together with the payment of related selling commissions and related costs and offering expenses; and (ii) the acquisition of the Property subject to a first mortgage loan.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2002

	COMPANY HISTORICAL	PRO FORMA ADJUSTMENTS		COMPANY PRO FORMA
Assets
Real estate operating properties
Land	$—	$1,533,750	(B)	$1,533,750
Buildings	—	8,691,250	(B)	8,691,250

	—	10,225,000		10,225,000
Less accumulated depreciation and amortization	—	—		—

	—	10,225,000		10,225,000
Cash and cash equivalents	100	1,732,235	(A),(B)	1,732,335

	$100	$11,957,235		$11,957,335

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$—	$—		$—

Tenant security deposits	—	188,783	(B)	188,783
Notes payable	—	6,700,000	(B)	6,700,000

	—	6,888,783		6,888,783
Shareholders’ Equity
Common Stock, $0.01 par value; 50,000,000 shares authorized; 10 shares issued and outstanding at June 30, 2002 and 574,153 at June 30, 2002 (pro forma)	100	5,741	(A)	5,841
Additional paid-in capital	—	5,062,711	(A)	5,062,711
Distributions in excess of earnings	—	—		—

	100	5,068,452		5,068,552

	$100	$11,957,235		$11,957,335

The accompanying notes are an integral part of these pro forma financial statements

G REIT, INC
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Six Month Period Ended June 30, 2002

	COMPANY HISTORICAL	(C) 5508 Highway 290 Historical	Pro Forma Adjustments		COMPANY PRO FORMA
Revenues
Rental Income	$—	$801,367	$85,000	(E)	$886,367
Interest Income	—	—	13,000	(D)	13,000
Expense Reimbursement	—	—	—		—

	—	801,367	98,000		899,367
Expenses
Rental Expenses	—	178,489	—		178,489
Property taxes and assessments	—	47,580	85,000	(E)	132,580
General and Administrative	—	—	—		—
Insurance	—	13,966	—		13,966
Interest	—	—	209,000	(F)	209,000
Management Fees	—	38,202	5,798	(G)	44,000
Depreciation	—	—	109,000	(H)	109,000

	—	278,237	408,798		687,035
Net income (loss)	$—	$523,130	$(310,798)		$212,332

Weighted Average Common Shares Outstanding	100	—	574,053	(I)	574,153
BASIC EARNINGS PER SHARE	$—				$0.37

G REIT, INC.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2001

	COMPANY HISTORICAL	(C) 5508 Highway 290 Historical	Pro Forma Adjustments		COMPANY PRO FORMA
Revenues
Rental Income	$—	$755,533	$163,000	(E)	$918,533
Interest Income	—	—	26,000	(D)	26,000
Expense Reimbursement	—	—	—		—

		755,533	189,000		944,533
Expenses
Rental Expenses	—	244,187	—		244,187
Property taxes and assessments	—	95,163	163,000	(E)	258,163
General and Administrative	—	—	—		—
Insurance	—	22,226	—		22,226
Interest	—	—	419,000	(F)	419,000
Management Fees	—	35,900	10,100	(G)	46,000
Depreciation	—	—	219,000	(H)	219,000

		397,476	811,100		1,208,576
Net income (loss)	$—	$358,057	$(622,100)		$(264,043)

Weighted Average Common Shares Outstanding	100	—	574,053	(I)	574,153
BASIC EARNINGS (LOSS) PER SHARE	$—				$(0.46)

G REIT, INC.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
For the Six Month Period Ended June 30, 2002
And for the Year Ended December 31, 2001

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2002 gives effect to the sale of common stock and acquisition of the Property as if they had occurred on June 30, 2002. The unaudited pro forma condensed consolidated statement of operations for the six month period ended June 30, 2002 and for the year ended December 31, 2001, gives effect to the acquisition of the property and other concurrent transactions as if they had occurred as of the beginning of each period presented.

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

(A)	Net proceeds from the sale of 574,053 shares of the Company’s common stock, par value $.01 per share, pursuant to the Offering as follows:

Gross Offering Proceeds	$5,728,639
Less: Selling Commissions	408,135
Investor Marketing and Due Diligence Costs	108,836
Offering Expenses	143,216

Net Proceeds	5,068,452
Common Stock, par value $.01 per share	5,741

Additional Paid-in-Capital	$5,062,711

Of the shares sold, 31,695 shares were sold to the Advisor and/or affiliates at $9.05 per share as more fully described in the Company’s Registration Statement.

(B)
Purchase of the Property for $10,225,000, based on amended purchase price per agreement, subject to a first mortgage loan of  $6,700,000. In connection with the purchase, the Company received credit through escrow for the assumption of tenant security   deposits of $188,783. The adjustment reflects the allocation of the purchase price between land and buildings as well as the   reduction in cash.

(C)	Actual revenues and certain expenses of the Property for the year ended December 31, 2001 and the six months ended June 30, 2002 for the period prior to acquisition.
(D)	Represents interest income earned on available cash funds, after the acquisition of the Property, at an annual interest rate of 1.6%.
(E)
Increased property taxes resulting from a reassessment of the Property’s value on the acquisition date based on the acquisition  price and an annual property tax rate of 2.5%. It is assumed that the incremental property tax expense will be recovered in its  entirety from tenants in place pursuant to their respective lease agreements.

(F)
Interest expense associated with the first mortgage loan obtained in connection with the purchase of the Property. Interest represents the actual borrowing rate at LIBOR plus 400 basis points (6.251% at June 30, 2002). A .125% change in the interest rate would cause interest expense to change by $8,375 for the year ended December 31, 2001 and $4,188 for the six months ended June 30, 2002.

(G)	Reflects the management fees to be paid by the Company to an affiliate of the Company at a rate of 5% of gross revenue.
(H)	Depreciation of the building on a straight-line basis over the estimated useful life of 40 years based on preliminary purchase price allocation.
(I)	Issuance of 574,053 shares of the Company’s common stock pursuant to the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: November 13, 2002	By:	/s/ Anthony W. Thompson
Anthony W. Thompson President and Chief Executive